THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 28, 2003

THE OLSTEIN FINANCIAL ALERT FUND
Chairman's Message                                               April 17, 2003

Dear Shareholders:

Let me start off by saying that we are disappointed with the Fund's performance in 2002. As my employees and I are significant shareholders, we also feel your pain. You show me a manager who enjoys losing and I will show you a loser. An expectation of consistent above-average performance is the right of every shareholder. It is significant to note that the Fund has outperformed market averages since its inception in 1995, including the recent bear market. We think it is an appropriate time to restate our work ethic, our process and how our discipline is practiced during periods of negative market returns.

During periods of positive returns, we receive a lot of positive comments from shareholders and the press. During these periods of positive returns, it is important for us to identify securities selling above our estimates of private market value, and to sell them despite the euphoria. Although it is difficult for shareholders to make a transition from a period of positive returns to a period of negative returns, it should be noted that we have had prior periods of negative returns, the most recent being between March and August of 1998.
During this six-month period, the Fund declined approximately 27% from high to low causing it to trail the major stock averages in 1998 (even though the Fund showed positive returns for the full year). It is just as critical during periods of negative psychology and economic weakness to sort out companies in the Fund's portfolio which are declining due to temporary factors, versus those companies where we were too optimistic in predicting future levels of excess cash flow, and therefore, may need to be sold. During these negative periods, many hours need to be spent to sort out the stocks most affected by misperceptions and short-term thinking that can produce bargain prices. It is imperative during these periods of negativity, to differentiate between misperceptions caused by extreme pessimism as opposed to permanent change. To reiterate, extreme pessimism produces prices which can set up the potential for future profitable opportunities for the Fund, especially when the pessimism is unwarranted and represents a reaction to short-term factors which are not likely to last.

The crowd normally sees what is directly in front of them as the press accentuates the mood and investment theme of the day. It was only three years ago that one of the senior editors of a well respected financial publication, debated a colleague in a feature article about how the new economy was the only place to be. He strongly believed that the new economy and the exorbitant P/E ratios associated with these new economy companies were justified by the explosive sales and earnings growth that were in the early stages of a new era. The same writer is now saying that we are still in the early stages of a bear market. In fact, the writer's "boom forever" theory was not true, nor do we believe the market is finished for the foreseeable future. Current extreme negative thinking shall pass.

EXACT TIMING

Nobody can time exactly when to buy securities in general, or the exact top, and bottom of an individual stock price. We buy a stock when we believe it is selling at a material discount to our calculation of its private market value. The private market value is based on a proprietary formula of discounted excess cash flow expected to be generated over a three to five year period compared to similar returns from U.S. Treasury securities. We demand excess cash flow premiums from the stocks we purchase. We believe a company's premium cash return over U.S. Treasury securities should be the eventual catalyst to remove any misperception holding a stock price below our calculation of its private market value. Thus, our timing is based on paying what we believe to be the right price, and envisioning a catalyst which would clear up (within a two year period) the misperception that created the discount. If you wait for the catalyst to be apparent, you will most likely give up the opportunity to buy an undervalued security. In today's information age, misperceptions are quickly re-priced when the misperception becomes apparent. We believe that attempting a strategy of achieving exact timing and constant performance at the risk of not performing over time, is too big a risk to take. Thus, our objective is to perform over time rather than take the risk of performing all of the time. Joe DiMaggio went through a batting slump after his 56 game hitting streak. Michael Jordan has had bad games; Wayne Gretsky did not score every time he touched the puck. Yet all of them were productive players for their team over time. Conclusions based on short-term performance data are not as relevant as those based over many years. In fact, it is our opinion that the best time to buy a long-term winning strategy is during a period of short-term underperformance.

Similar to investment professionals, fans "boo" star athletes during periods of underperformance to vent their frustrations because they built constant above average performance into their expectations. The star athlete looks to correct errors in order to get back the skills that made him a star. We are always fine tuning our basic strategy, but always sticking to our long-term discipline that we believe can achieve the Fund's primary objective of long-term capital appreciation. We are not going to change from a right handed batter to become a left handed batter because of a short-term batting slump. We have refined our batting stroke and we believe the Fund's portfolio has been restructured for the economic and market investment climate we envision over the next three to five years.

We are finding values similar to the 1973-1974 market bottom. While the stock market averages were relatively flat between 1974 and 1982, good portfolio managers who purchased stocks that were wrongfully punished by the extreme negativity of that period, experienced above average positive returns. The 1974-1982 stock market averages were stagnant as the "Nifty Fifty" stocks, which became overvalued in 1971-1972, needed many years for their earnings to catch up to their valuations. However, the vast majority of stocks during the 1974-1982 period experienced price appreciation as they recovered from being wrongfully over-punished by the speculation in the Nifty Fifty stocks. I believe that the investment discipline we have developed over the past 35 years, although not infallible, should continue to achieve the Fund's objective of long-term capital appreciation over the next three to five year period despite recent disappointments. We are finding more undervalued stocks than at any time during the past seven years. One bad year is not enough evidence to plan the funeral. This business still excites me, and I have no plans to hang up my cleats.

Sean Reidy and Victor Cunningham, senior members of my portfolio management and research staff, will discuss Fund portfolio decisions in the following paragraphs (which include a mistake, a work in process and an outright success story that rose from the ashes) to provide shareholders with an additional understanding as to why we have complete faith in our process, despite the near-term setbacks.

In order to understand the following examples, it is significant to note that the Fund considers four types of risk before selecting a stock for the portfolio:

   1) Financial risk (how a company is capitalized, its debt level and the quality of earnings)

   2) Operational risk (the basic product or service and its ability to produce excess cash flow)

   3) Interest rate risk (we value companies in comparison to U.S. Treasury Bond rates)

   4) Stock market risk (psychology of crowds - we seek to take advantage of crowd misperceptions but are not contrarians)

PORTFOLIO UPDATE BY SEAN REIDY AND VICTOR CUNNINGHAM

First, we will examine two stocks that experienced declines in their price. One was sold, while we increased our holding in the other. Then, for comparative purposes, we will describe how a stock we purchased many years ago in the face of a precipitous decline produced by extreme short-term negativity eventually resulted in material gains for the Fund, despite a bear market.

As previously stated, we define operating risk as the risk that the basic business of the company we are considering for the Fund's portfolio does not produce the estimated excess cash flow utilized to value the company. We cannot eliminate operating risk because to do so would endow us with supernatural powers to predict the future with 100% accuracy. However, we seek to control operating risk by only purchasing companies at a 30% discount to our calculation of private market value. The private market value changes up or down depending on whether the actual cash flow exceeds or trails our estimates. It is important to understand the nature of operating risk and how we manage operating risk as it applies to individual companies. Let us look at some current examples.

Many companies are battling these days against strong economic headwinds. We tend to discover companies selling at 30% discounts when there is some type of current negativity surrounding the company, the industry or the stock market in general. As companies attempt to solve their problems, events unfold or management decisions are taken which either further substantiates our undervaluation conclusion, or results in new facts, which cause us to revalue the company. The new valuation may result in our continuing to hold the stock or in a sell decision despite the fact that we may have paid higher prices. Let's look at two of our recent Fund purchases that are still surrounded by negativity, yet, one we are adding to and the other one was recently sold.

Two of our food retail positions; BJ's Wholesale Club (BJ's) and Safeway (SWY) illustrate this contrast. We were attracted to both positions initially for many of the same reasons. Both food retailers were selling at historically low valuations (30% discounts to our calculation of private market value based on estimated future cash flows) because their sales were under pressure. Much of the sales pressure was attributed to competitive threats from Wal-Mart and Costco. In addition, other factors were at work. Food retailing has proved to be more cyclical than investors were willing to believe. Prices of meat and poultry have been dropping which has had a negative effect on comparable sales growth. Rather than looking at the present, we reasoned that if the economy improved and some of the food deflation pressures abated, comparable sales would recover as well as their stock prices.

Both stocks have declined from our initial purchase price. BJ's was sold and created a realized loss for the Fund. On the other hand, we have bought more SWY as the stock declined, and it has become one of the Fund's largest positions. BJ's decided to approach the tough economic environment by continuing their growth strategy. On the other hand, SWY is making changes which should result in more robust cash flow and higher returns on capital in the future.

BJ's looked like the perfect value play when we bought the stock late last year. At the time, BJ's had a clean balance sheet, strong cash flows, high margins and high returns on capital despite a recent earnings disappointment.
Unfortunately, key missteps by management forced us to change our view of the company and sell it during the first quarter of 2003. BJ's margins came under pressure which resulted in the company experiencing an earnings disappointment. Instead of scaling back growth projections to focus on cash generation, management opted to try to grow out of their problems by rapidly increasing square footage at what we believe are low returns on investment, while also leveraging their balance sheet. BJ's began to cannibalize their own stores. BJ's also decided to discontinue stock buybacks in favor of capital expenditures after buying back a considerable amount of stock last year at much higher prices. BJ's seems to be more focused on grabbing market share than profits which caused us to lower our estimate of future excess cash flow and thus the value of the company. These factors contributed to our decision to sell the stock.

On the other hand, SWY is making changes in this tough environment which should make them stronger in the future. A more competitive marketplace, a weak economy, and a poor acquisition of mid-west supermarket chain, Dominick's, have hurt SWY in the short-term. Safeway has responded by putting Dominick's up for sale and increasing their focus on core markets. SWY cut back their capital spending plans to focus on cash flow generation, stock buybacks and debt reduction. They also have cut operating costs which will help them maintain their above industry average profit margins. SWY should generate double digit free cash flow yields with improved operating leverage over the next few years. As the stock has fallen due to near-term earnings disappointments, we have added to the Fund's position in Safeway. We are focusing on the excess cash flow to be generated over the next three to five years, rather than their short-term problems. As a result of recent management decisions, we believe investors are too focused on near-term concerns rather than long-term values.

Although the verdict is still out on Safeway, it was only three short years ago that the same negativity was surrounding Mattel. Mattel is a great example of a company in which we also had to take operating risk, yet like SWY today, we thought the risks were heavily discounted by the stock price and the future potential was being ignored. We purchased Mattel in March of 2000, while the company was shrouded in negativity. Then CEO Jill Barad made what we saw as a bad acquisition in The Learning Company. Mattel was incurring huge losses stemming from this acquisition. The stock price was down from high forties to under $11.00 a share. The balance sheet was weak with only $200 million in cash and almost $1.5 billion in short and long-term debt. In February 2000, the CEO resigned leaving an uncertain future direction for Mattel. What could attract us to a company that seemingly had fallen from graceo For one, we believed that a write-off or sale of The Learning Company at almost any price would be a tremendous relief to Mattel's financial burden. Mattel was a solid franchise, one with great brands that are a staple in every child's life. Barbie, Fisher Price and Hot Wheels will always find their way into a child's toy box. The underlying business was still generating excess cash flow despite the lack of direction. A new CEO with brand experience, a strong operating background and the ability to cut costs could seize upon Mattel's potential to generate large amounts of excess cash flow. If we were right about the levels of cash flow, the value of the company could be as much as 50% to 100% above the then current price. The stock was being valued as if the negative environment surrounding Mattel would last forever.

In May 2000, our expectations were realized when Mattel hired Robert Eckert, a former CEO of Kraft Foods with brand experience and the reputation of being a solid operator and cost cutter. Mr. Eckert saw Mattel's potential to generate over $300 million of positive cash flow a year which could then be used to pay off debt and de-leverage Mattel's balance sheet. As time progressed, Mr. Eckert was able to cut costs, manage working capital and re-energize core products and brands. When we initially purchased the stock, we foresaw that after stripping out the loss of The Learning Company, Mattel was worth at least $16 a share with upside potential into the twenties.

We have owned the stock for three years, have doubled our money and currently believe Mattel is worth in the mid to high twenties. Today, Mattel's balance sheet boasts $1.2 billion in cash and only $840 million in debt. Most analysts were negative three years ago and there were many months of pain and suffering before it was apparent that Mattel was out of the woods. We took the risk that Mattel would not try to salvage The Learning Company, and that the excess cash flow would not be utilized for acquisitions, but to de-leverage the balance sheet. We also took the risk that the Board would hire a competent CEO. The downside was already in the stock.

CONCLUSION

We believe there are more Mattels out there today. We are optimistic about our long-term philosophy and discipline, and about achieving the Fund's primary objective of long-term capital appreciation, despite the current negative environment.

Reproduced below is a chart illustrating the quarterly value of a hypothetical $10,000 investment made at the Fund's inception. We value our shareholders, and appreciate your continued trust.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
Chairman and
Chief Investment Officer

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Fund's Class C share at the Fund's inception date of September 21, 1995. It assumes that all dividends and capital gains distributions were reinvested, and that there were no redemptions made.

                 VALUE OF SHARES                         VALUE OF SHARES
                    OWNED, IF                               OWNED, IF
                INITIAL INVESTMENT                      INITIAL INVESTMENT
     DATE          WAS $10,000             DATE            WAS $10,000
     ----       ------------------         ----         ------------------
    9/21/95          $10,000             6/30/99             $25,365
    9/30/95           10,010             9/30/99              23,675
   12/31/95           10,261            12/31/99              26,692
    3/31/96           10,882             3/31/00              28,170
    6/30/96           11,462             6/30/00              28,899
    9/30/96           11,713             9/30/00              30,596
   12/31/96           12,760            12/31/00              30,142
    3/31/97           13,327             3/31/01              30,207
    6/30/97           14,602             6/30/01              36,192
    9/30/97           17,250             9/30/01              28,213
   12/31/97           17,205            12/31/01              35,340
    3/31/98           19,851             3/31/02              38,259
    6/30/98           18,468             6/30/02              33,797
    9/30/98           15,499             9/30/02              25,870
   12/31/98           19,788            12/31/02              28,528
    3/31/99           20,717             3/31/03              26,226

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within one year of purchase. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 3/31/03, assuming deductions of the Fund's maximum CDSC of 1% for the one-year period was 13.66%, 5.73% and -32.45% respectively. The principal value and return of an investment in the Fund many fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price. Distributed by Olstein & Associates, L.P., Member NASD.

THE OLSTEIN FINANCIAL ALERT FUND
Schedule of Investments                            February 28, 2003 (Unaudited)

                                                     Shares           Value
                                                     ------           -----
COMMON STOCKS - 96.9%

  AEROSPACE - 0.6%
     General Dynamics Corporation                      47,000   $    2,785,220
     Rockwell Collins, Inc.                           195,000        3,831,750
                                                                --------------
                                                                     6,616,970
                                                                --------------

  BANKING - 3.8%
     Bank of America Corporation                      193,600       13,404,864
     Comerica Incorporated                            362,700       14,863,446
     KeyCorp                                          480,000       11,390,400
     Wachovia Corporation                             178,900        6,347,372
                                                                --------------
                                                                    46,006,082
                                                                --------------

  BUILDING & HOUSING - 1.7%
     Chicago Bridge & Iron
       Company N.V. (1)<F2>                           971,000       14,671,810
     York International Corporation                   255,800        5,474,120
                                                                --------------
                                                                    20,145,930
                                                                --------------

  BUSINESS MACHINES & SOFTWARE - 1.8%
     Adaptec, Inc. *<F1>                            2,887,200       17,583,048
     Synaptics Incorporated *<F1>                     484,800        3,490,560
                                                                --------------
                                                                    21,073,608
                                                                --------------

  BUSINESS SERVICES - 1.9%
     Automatic Data Processing, Inc.                  368,700       11,982,750
     John H. Harland Company                          494,200       11,356,716
                                                                --------------
                                                                    23,339,466
                                                                --------------

  CHEMICALS - 1.8%
     Cambrex Corporation                              598,500       14,202,405
     Cytec Industries Inc. *<F1>                      237,900        6,887,205
                                                                --------------
                                                                    21,089,610
                                                                --------------

  COMMUNICATIONS & MEDIA - 1.1%
     Belo Corp. - Class A                             602,300       12,979,565
                                                                --------------

  COMPUTERS - 0.5%
     Hewlett-Packard Company                          385,800        6,114,930
                                                                --------------

  CONSUMER PRODUCTS - 4.3%
     Hasbro, Inc.                                   1,302,300       15,770,853
     Kimberly-Clark Corporation                       344,550       15,790,726
     Mattel, Inc.                                     510,100       10,875,332
     Whirlpool Corporation                            177,700        8,753,502
                                                                --------------
                                                                    51,190,413
                                                                --------------

  CONTAINERS - 1.2%
     Bemis Company, Inc.                              121,400        5,081,804
     Sonoco Products Company                          441,900        9,169,425
                                                                --------------
                                                                    14,251,229
                                                                --------------

  DIVERSIFIED MANUFACTURING - 2.2%
     Crane Co.                                        540,600        9,341,568
     Tyco International Ltd. (1)<F2>                1,155,400       17,099,920
                                                                --------------
                                                                    26,441,488
                                                                --------------

  ELECTRICAL EQUIPMENT - 4.4%
     Agilent Technologies, Inc. *<F1>                  47,000          620,400
     American Power
       Conversion Corporation *<F1>                 1,231,800       19,265,352
     C&D Technologies, Inc.                           353,100        6,041,541
     Emerson Electric Co.                             203,000        9,555,210
     Tektronix, Inc. *<F1>                            698,000       11,530,960
     Vicor Corporation *<F1>                          869,700        5,218,200
                                                                --------------
                                                                    52,231,663
                                                                --------------

  ELECTRONICS - 2.8%
     AVX Corporation                                1,421,900       13,451,174
     Technitrol, Inc. *<F1>                           858,700       13,112,349
     Universal Electronics Inc. *<F1>(2)<F3>          796,650        7,647,840
                                                                --------------
                                                                    34,211,363
                                                                --------------

  ENTERTAINMENT & LEISURE - 8.7%
     Boyd Gaming Corporation *<F1>                  1,131,400       14,153,814
     Brunswick Corporation                            879,300       16,618,770
     MGM MIRAGE *<F1>                                 499,000       12,784,380
     Park Place
       Entertainment Corporation *<F1>              2,516,800       18,120,960
     Scientific Games
       Corporation - Class A *<F1>                  2,443,250       12,753,765
     The Walt Disney Company                        1,262,100       21,531,426
     WMS Industries Inc. *<F1>                        754,300        9,066,686
                                                                --------------
                                                                   105,029,801
                                                                --------------

  FINANCIAL SERVICES - 6.9%
     The Goldman Sachs Group, Inc.                    305,400       21,210,030
     Merrill Lynch & Co., Inc.                        631,000       21,504,480
     Morgan Stanley                                   418,000       15,403,300
     Neuberger Berman Inc.                            461,300       12,289,032
     T. Rowe Price Group Inc.                         491,700       12,646,524
                                                                --------------
                                                                    83,053,366
                                                                --------------

  FURNITURE & FIXTURES - 3.3%
     Ethan Allen Interiors Inc.                       198,300        5,764,581
     Furniture Brands
       International, Inc. *<F1>                      762,900       13,892,409
     La-Z-Boy Incorporated                            418,700        7,431,925
     Stanley Furniture
       Company, Inc. (2)<F3>                          604,100       12,716,305
                                                                --------------
                                                                    39,805,220
                                                                --------------

  HEALTH CARE SERVICES & SUPPLIES - 1.9%
     C. R. Bard, Inc.                                 233,900       13,823,490
     Laboratory Corporation
       of America Holdings *<F1>                      315,200        8,753,104
                                                                --------------
                                                                    22,576,594
                                                                --------------

  INSURANCE - 6.6%
     The Chubb Corporation                            666,200       31,857,684
     Everest Re Group, Ltd. (1)<F2>                   481,300       25,701,420
     PartnerRe Ltd. (1)<F2>                           255,000       12,711,750
     W. R. Berkley Corporation                        236,050        9,583,630
                                                                --------------
                                                                    79,854,484
                                                                --------------

  MACHINERY - INDUSTRIAL - 3.6%
     Joy Global Inc. *<F1>                          1,211,300       12,343,147
     The Manitowoc Company, Inc.                      639,700       11,623,349
     Maverick Tube Corporation *<F1>                  281,300        4,905,872
     Rockwell Automation, Inc.                        365,700        8,414,757
     Thomas Industries Inc.                           226,600        5,608,350
                                                                --------------
                                                                    42,895,475
                                                                --------------

  OIL & GAS SERVICES - 1.8%
     General Maritime
       Corporation *<F1>(1)<F2>                       711,000        6,256,800
     OMI Corporation *<F1>(1)<F2>                   1,198,700        5,573,955
     Tidewater Inc.                                   324,400        9,933,128
                                                                --------------
                                                                    21,763,883
                                                                --------------

  PAPER & FOREST PRODUCTS - 0.8%
     Rayonier Inc.                                    229,400        9,754,088
                                                                --------------

  PRINTING & PUBLISHING - 2.1%
     Knight-Ridder, Inc.                              246,700       15,741,927
     Lee Enterprises, Incorporated                    290,600        9,313,730
                                                                --------------
                                                                    25,055,657
                                                                --------------

  RESTAURANTS - 2.0%
     McDonald's Corporation                         1,326,300       18,050,943
     Wendy's International, Inc.                      247,000        6,256,510
                                                                --------------
                                                                    24,307,453
                                                                --------------

  RETAIL & WHOLESALE TRADE - 17.6%
     Abercrombie & Fitch
       Co. - Class A *<F1>                            215,700        5,931,750
     AnnTaylor Stores Corporation *<F1>               681,600       13,223,040
     BJ's Wholesale Club, Inc. *<F1>                1,210,400       16,921,392
     Borders Group, Inc. *<F1>                      1,050,500       14,917,100
     Burlington Coat Factory
       Warehouse Corporation                          564,500        8,862,650
     Charming Shoppes, Inc. *<F1>                   3,986,600       11,561,140
     The Home Depot, Inc.                             489,600       11,481,120
     J. C. Penney Company, Inc. (3)<F4>               980,400       19,460,940
     The Neiman Marcus Group,
       Inc. - Class A *<F1>                           138,800        3,758,704
     The Neiman Marcus
       Group, Inc. - Class B *<F1>                    263,500        6,482,100
     OfficeMax, Inc. *<F1>                          5,099,800       24,428,042
     Payless ShoeSource, Inc. *<F1>                   354,400       16,518,584
     RadioShack Corporation                           775,900       15,238,676
     Safeway Inc. *<F1>                             1,049,700       20,878,533
     Tiffany & Co.                                    271,200        6,500,664
     Winn-Dixie Stores, Inc.                        1,272,400       15,523,280
                                                                --------------
                                                                   211,687,715
                                                                --------------

  SCIENTIFIC INSTRUMENTS - 0.3%
     PerkinElmer, Inc.                                426,500        3,616,720
                                                                --------------

  SEMICONDUCTORS - 5.7%
     Atmel Corporation *<F1>                        6,026,400       10,606,464
     Fairchild Semiconductor
       Corporation - Class A *<F1>                  1,955,100       23,774,016
     International Rectifier
       Corporation *<F1>                              590,300       13,193,205
     LSI Logic Corporation *<F1>                       73,350          325,674
     National Semiconductor
       Corporation *<F1>                              383,600        6,571,068
     TriQuint Semiconductor, Inc. *<F1>             3,957,900       11,952,858
     Veeco Instruments Inc. *<F1>                     113,900        1,739,253
                                                                --------------
                                                                    68,162,538
                                                                --------------

  TELECOMMUNICATIONS EQUIPMENT - 2.2%
     CommScope, Inc. *<F1>                          1,779,800       13,953,632
     Newport Corporation *<F1>                      1,028,750       12,602,188
                                                                --------------
                                                                    26,555,820
                                                                --------------

  TEXTILES & APPAREL - 1.8%
     Liz Claiborne, Inc.                              323,200        9,114,240
     Polo Ralph Lauren
       Corporation *<F1>                              432,250        8,727,128
     Vans, Inc. *<F1>                                 843,500        3,399,305
                                                                --------------
                                                                    21,240,673
                                                                --------------

  TRANSPORTATION EQUIPMENT - 2.7%
     Arkansas Best Corporation *<F1>                  652,300       15,459,510
     Coachmen Industries, Inc. (2)<F3>                891,750        9,720,075
     Fleetwood Enterprises, Inc. *<F1>              1,442,300        5,841,315
     Spartan Motors, Inc.                             177,700        1,910,275
                                                                --------------
                                                                    32,931,175
                                                                --------------

  TRAVEL & RECREATION - 0.8%
     Hilton Hotels Corporation                        913,000       10,033,870
                                                                --------------
          TOTAL COMMON STOCKS
            (Cost $1,358,631,193)                                1,164,016,849
                                                                --------------

SHORT-TERM INVESTMENTS - 3.2%
  MUTUAL FUNDS - 0.1%
     First American Prime
       Obligations Fund                             1,000,195        1,000,195
                                                                --------------

                                                  Principal
                                                    Amount            Value
                                                    ------            -----
  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 3.1%
  Federal Home Loan Bank:
    1.00%, 03/03/2003                             $22,399,000       22,397,656
    1.22%, 03/04/2003                              15,449,000       15,447,597
                                                                --------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                      37,845,253
                                                                --------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $38,845,448)                                      38,845,448
                                                                --------------
TOTAL INVESTMENTS - 100.1%
  (COST $1,397,476,641)                                          1,202,862,297
                                                                --------------
SECURITIES SOLD SHORT - (1.2)%
  (PROCEEDS $14,974,440)                                           (14,554,253)
OTHER ASSETS,
  LESS LIABILITIES - 1.1%                                           12,802,815
                                                                --------------
NET ASSETS - 100.0%                                             $1,201,110,859
                                                                --------------
                                                                --------------

  *<F1>   Non-income producing security.
(1)<F2>   Foreign security
(2)<F3> Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 7.
(3)<F4> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Schedule of Securities Sold Short                  February 28, 2003 (Unaudited)

                                                      Shares          Value
                                                      ------          -----
SECURITIES SOLD SHORT
   AIRLINES
       JetBlue Airways Corporation                    250,650      $ 6,607,134
                                                                   -----------

   AUTOS & TRUCKS
       General Motors Corporation                     188,500        6,365,645
                                                                   -----------

   FINANCIAL SERVICES
       Washington Mutual, Inc.                         45,800        1,581,474
                                                                   -----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $14,974,440)                                           $14,554,253
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statement of Assets and Liabilities                February 28, 2003 (Unaudited)

ASSETS:
   Investments, at value:
       Investments in securities of unaffiliated issuers (cost $1,356,399,206)             $1,172,778,077
       Investments in securities of affiliated issuers (cost $41,077,435) (See Note 7)         30,084,220
                                                                                           --------------
   Total investments (cost $1,397,476,641)                                                  1,202,862,297
   Receivable from broker for proceeds on securities sold short                                21,981,327
   Receivable for securities sold                                                               2,483,637
   Receivable for capital shares sold                                                             800,384
   Dividends and interest receivable                                                              863,583
   Other assets                                                                                    88,056
                                                                                           --------------
               Total Assets                                                                 1,229,079,284
                                                                                           --------------

LIABILITIES:
   Securities sold short, at value (proceeds of $14,974,440)                                   14,554,253
   Payable for securities purchased                                                             9,716,403
   Payable for capital shares redeemed                                                            490,509
   Distribution expense payable                                                                 1,686,843
   Payable to Investment Manager                                                                  927,890
   Accrued expenses and other liabilities                                                         592,527
                                                                                           --------------
               Total Liabilities                                                               27,968,425
                                                                                           --------------

NET ASSETS                                                                                 $1,201,110,859
                                                                                           --------------
                                                                                           --------------
NET ASSETS CONSIST OF:
   Capital stock                                                                           $1,562,884,475
   Accumulated undistributed net realized loss on investments
     sold and securities sold short                                                          (167,579,459)
   Net unrealized appreciation (depreciation) on:
       Investments                                                                           (194,614,344)
       Short positions                                                                            420,187
                                                                                           --------------
               Total Net Assets                                                            $1,201,110,859
                                                                                           --------------
                                                                                           --------------

CLASS C:
   Net Assets                                                                              $  913,842,031
   Shares outstanding of beneficial interest, $0.001 par value                                 82,525,030

   Net asset value, offering and redemption (may be subject to
     contingent deferred sales charge) price per share                                             $11.07
                                                                                                   ------
                                                                                                   ------

ADVISER CLASS:
   Net Assets                                                                              $  287,268,828
   Shares outstanding of beneficial interest, $0.001 par value                                 25,204,293

   Net asset value, offering and redemption price per share                                        $11.40
                                                                                                   ------
                                                                                                   ------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statement of Operations

                                                                                For the
                                                                            Six Months Ended
                                                                           February 28, 2003
                                                                           -----------------
                                                                              (Unaudited)
INVESTMENT INCOME:
   Interest income                                                           $     534,808
   Dividend income (net of foreign tax withheld of $14,907):
       Dividend income from securities of unaffiliated issuers                   6,309,477
       Dividend income from securities of affiliated issuers (See Note 7)           84,292
                                                                             -------------
               Total investment income                                           6,928,577
                                                                             -------------

EXPENSES:
   Investment management fee                                                     6,413,615
   Distribution expense - Class C                                                4,823,403
   Distribution expense - Adviser Class                                            397,553
   Administration fee                                                              336,437
   Shareholder servicing and accounting costs                                      682,083
   Custody fees                                                                     80,658
   Federal and state registration                                                   65,773
   Professional fees                                                                42,625
   Reports to shareholders                                                          64,786
   Trustees' fees and expenses                                                      18,172
   Other                                                                            28,853
                                                                             -------------
               Total expenses before dividends on short positions               12,953,958
               Dividends on short positions                                        196,968
                                                                             -------------
               Total expenses                                                   13,150,926
                                                                             -------------
               Net investment loss                                              (6,222,349)
                                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Investments of unaffiliated issuers                                    (136,339,251)
       Investments of affiliated issuers (See Note 7)                             (188,363)
   Short positions                                                               4,270,346
   Change in unrealized appreciation/depreciation on:
       Investments                                                                 (20,869)
       Short positions                                                          (3,489,070)
                                                                             -------------
   Net realized and unrealized loss on investments                            (135,767,207)
                                                                             -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(141,989,556)
                                                                             -------------
                                                                             -------------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statements of Changes in Net Assets

                                                                     For the
                                                                 Six Months Ended   For the Year Ended
                                                                February 28, 2003     August 31, 2002
                                                                -----------------     ---------------
                                                                   (Unaudited)
OPERATIONS:
   Net investment loss                                            $   (6,222,349)     $  (12,313,186)
   Net realized gain (loss) on:
       Investments                                                  (136,527,614)        (35,613,046)
       Short positions                                                 4,270,346           1,568,653
   Change in unrealized appreciation/depreciation on:
       Investments                                                       (20,869)       (219,832,968)
       Short positions                                                (3,489,070)          3,909,257
                                                                  --------------      --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                (141,989,556)       (262,281,290)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                                                     --         (56,105,236)
                                                                  --------------      --------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS
  FROM NET REALIZED GAINS                                                     --         (16,293,059)
                                                                  --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS (NOTE 6)                              (34,193,833)        828,493,747
                                                                  --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (176,183,389)        493,814,162

NET ASSETS:
   Beginning of period                                             1,377,294,248         883,480,086
                                                                  --------------      --------------
   End of period                                                  $1,201,110,859      $1,377,294,248
                                                                  --------------      --------------
                                                                  --------------      --------------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                   FOR THE           FOR THE          FOR THE        FOR THE PERIOD
                                                  SIX MONTHS          YEAR              YEAR      SEPT. 21, 1999++<F5>
                                                    ENDED             ENDED            ENDED             THROUGH
                                                   FEB. 28,         AUG. 31,          AUG. 31,          AUG. 31,
                                                     2003             2002              2001              2000
                                                  ----------       ----------        ----------   --------------------
                                                 (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD               $12.66           $15.77            $16.89            $17.48
                                                    ------           ------            ------            ------
INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.03)1<F8>      (0.07)2<F9>       (0.04)2<F9>        0.052<F9>
   Net realized and unrealized
     gain (loss) on investments                      (1.23)           (1.84)             1.74              3.10
                                                    ------           ------            ------            ------
        Total from investment operations             (1.26)           (1.91)             1.70              3.15
                                                    ------           ------            ------            ------

DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                   --            (1.20)            (2.82)            (3.74)
                                                    ------           ------            ------            ------
NET ASSET VALUE - END OF PERIOD                     $11.40           $12.66            $15.77            $16.89
                                                    ------           ------            ------            ------
                                                    ------           ------            ------            ------

TOTAL RETURN:                                      (9.95)%++<F6>   (13.21)%            11.99%            25.17%++<F6>

Ratios (to average net assets)/Supplemental Data:
   Expenses3<F10>                                    1.46%*<F7>       1.42%             1.43%            1.45%*<F7>
   Net investment income (loss)                    (0.41)%*<F7>     (0.46)%           (0.22)%            0.34%*<F7>
   Dividends on short positions                      0.03%*<F7>       0.01%                --            0.00%*<F7>
Portfolio turnover rate4<F11>                       45.64%           81.86%           106.56%           158.44%
Net assets at end of period (000 omitted)         $287,269         $356,839          $198,742           $24,058

++<F5> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
++<F6>  Not annualized.
*<F7>   Annualized.
1<F8> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
2<F9>   Net investment income (loss) per share represents net investment income
        (loss) divided by the average shares outstanding throughout the period. 3<F10> The expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended February 28, 2003 and August 31, 2002 was 1.49% and 1.43%, respectively.
4<F11> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                              FOR THE
                                             SIX MONTHS      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              FEB. 28,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                                2003           2002           2001       2000++<F12>        1999           1998
                                             ----------     ----------     ----------     ----------     ----------     ----------
                                            (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD          $12.34         $15.51         $16.77         $17.43         $10.88         $14.79
                                               ------         ------         ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment loss                          (0.07)1        (0.18)2        (0.12)2        (0.07)2        (0.11)2        (0.06)2
                                                    <F15>          <F16>          <F16>          <F16>          <F16>         <F16>
   Net realized and unrealized
     gain (loss) on investments                 (1.20)         (1.79)          1.68           3.15           7.31          (0.95)
                                               ------         ------         ------         ------         ------         ------
       Total from investment operations         (1.27)         (1.97)          1.56           3.08           7.20          (1.01)
                                               ------         ------         ------         ------         ------         ------

DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                              --          (1.20)         (2.82)         (3.74)         (0.65)         (2.90)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                $11.07         $12.34         $15.51         $16.77         $17.43         $10.88
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN:++<F13>                         (10.29)%       (13.86)%         11.12%         24.64%         67.99%        (9.33)%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses3<F17>                               2.21%*<F14>    2.17%          2.18%          2.20%          2.19%          2.25%
   Net investment loss                        (1.16)%*<F14>  (1.21)%        (0.75)%        (0.44)%        (0.74)%        (0.39)%
   Interest expense and dividends
     on short positions                         0.03%*<F14>    0.01%             --          0.00%          0.10%          0.00%
Portfolio turnover rate4<F18>                  45.64%         81.86%        106.56%        158.44%        179.33%        187.44%
Net assets at end of
  period (000 omitted)                       $913,842     $1,020,455       $684,738       $465,652       $349,157       $204,323

++<F12> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F13> Total returns do not reflect any deferred sales charge for Class C Shares. The total return for the period ended February 28, 2003 has not been annualized.
*<F14>    Annualized.
1<F15> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
2<F16> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
3<F17> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the periods ended February 28, 2003, August 31, 2002 and 1999 was 2.24%, 2.18% and 2.29%, respectively.
4<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within the first year of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in
     Note 5. The maximum CDSC is 1.00% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $74,935 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 28, 2003, purchases and sales of investment securities (excluding securities sold short and short-term investments) for the Fund were $555,958,145 and $576,212,922, respectively. The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended February 28, 2003.

     The following balances for the Fund are as of February 28, 2003:

           Cost for          Tax Basis       Tax Basis Gross  Tax Basis Gross
        Federal Income    Net Unrealized       Unrealized        Unrealized
         Tax Purposes      Depreciation       Appreciation      Depreciation
         ------------      ------------       ------------      ------------
        $1,405,451,329    $(202,589,032)       $58,463,094     $(261,052,126)

     At August 31, 2002, there were no undistributed ordinary income and long-term capital gains for tax purposes.

     The tax components of dividends paid during the year were as follows:

                                                  Long-Term
                 Ordinary Income                Capital Gains
                 ---------------                -------------
                   $36,235,914                   $36,162,381

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 28, 2003, the Fund had 1.2% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 2003, the Fund incurred investment management fees of $6,413,615.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended February 28, 2003, fees accrued by the Fund pursuant to the 12b-1 Plans were $4,823,403 for Class C and $397,553 for Adviser Class Shares.

     During the six months ended February 28, 2003, the Fund paid total brokerage commissions of $1,056,114 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 28, 2003, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                 FEBRUARY 28, 2003              AUGUST 31, 2002
                                             ------------------------       ------------------------
                                                      CLASS C                       CLASS C
                                               SHARES         AMOUNT         SHARES          AMOUNT
                                             ---------      ---------       ---------      ---------
     Shares sold                              6,642,723    $ 77,965,140     41,797,826    $626,479,489
     Shares issued to shareholders in
       reinvestment of distributions                 --              --      3,726,225      54,097,280
     Shares redeemed                         (6,783,126)    (77,045,164)    (6,998,143)    (97,788,417)
                                             ----------    ------------     ----------    ------------
     Net increase (decrease)                   (140,403)   $    919,976     38,525,908    $582,788,352
                                                           ------------                   ------------
                                                           ------------                   ------------
     SHARES OUTSTANDING:
     Beginning of period                     82,665,433                     44,139,525
                                             ----------                     ----------
     End of period                           82,525,030                     82,665,433
                                             ----------                     ----------
                                             ----------                     ----------

                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                 FEBRUARY 28, 2003              AUGUST 31, 2002
                                             ------------------------       ------------------------
                                                   ADVISER CLASS                 ADVISER CLASS
                                               SHARES         AMOUNT         SHARES          AMOUNT
                                             ---------      ---------       ---------      ---------
     Shares sold                              3,902,046    $ 47,094,441     23,529,016    $361,026,924
     Shares issued to shareholders in
       reinvestment of distributions                 --              --        866,206      12,828,503
     Shares redeemed                         (6,887,161)    (82,208,250)    (8,811,538)   (128,150,032)
                                             ----------    ------------     ----------    ------------
     Net increase (decrease)                 (2,985,115)   $(35,113,809)    15,583,684    $245,705,395
                                                           ------------                   ------------
                                                           ------------                   ------------
     SHARES OUTSTANDING:
     Beginning of period                     28,189,408                     12,605,724
                                             ----------                     ----------
     End of period                           25,204,293                     28,189,408
                                             ----------                     ----------
                                             ----------                     ----------

     Total Net Increase (Decrease)                         $(34,193,833)                  $828,493,747
                                                           ------------                   ------------
                                                           ------------                   ------------

7. OTHER AFFILIATES.*<F19> Investments representing 5% or more of the outstanding voting securities of an investment company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of February 28, 2003 amounted to $30,084,220 representing 2.50% of net assets. Transactions during the six months ended February 28, 2003 in which the issuer was an "affiliated person" are as follows:

                              Coachmen       Stanley Furniture       Universal
                          Industries, Inc.     Company, Inc.      Electronics Inc.         Total
                          ----------------   -----------------    ----------------         -----
August 31, 2002
   Balance
   Shares                             --             564,400             810,750           1,375,150
   Cost                      $        --         $13,569,394         $12,791,209         $26,360,603

Gross Additions
   Shares                        901,450              39,700                  --             941,150
   Cost                      $14,271,959         $   869,177         $        --         $15,141,136

Gross Deductions
   Shares                          9,700                  --              14,100              23,800
   Cost                      $   155,871         $        --         $   268,433         $   424,304

February 28, 2003
   Balance
   Shares                        891,750             604,100             796,650           2,292,500
   Cost                      $14,116,088         $14,438,571         $12,522,776         $41,077,435
                             -----------         -----------         -----------         -----------
                             -----------         -----------         -----------         -----------

Realized loss                $   (48,676)        $        --         $  (139,687)        $  (188,363)
                             -----------         -----------         -----------         -----------
                             -----------         -----------         -----------         -----------

Investment income            $    54,087         $    30,205         $        --         $    84,292
                             -----------         -----------         -----------         -----------
                             -----------         -----------         -----------         -----------

*<F19> As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Adviser, Fund, Company, or any other client of the Adviser.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM